For Purchases Direct
                                         From Supplier Not Subject
                                         to Competitive Bid Process











                    NOVATION, LLC



                 SUPPLIER AGREEMENT



                      Replaces:




          UHC Agreements (CE-219, CE-269 and MS-94443)
                               And
                      VHA Agreement (CE146)




















                           TABLE OF CONTENTS



                                                        PAGE
1.
INTRODUCTION........................1
       a.    Purchasing Opportunities for
Members      1
       b.    Supplier                                      1
       c.    Contract Prices; Non-Price
Specifications; Special
Conditions    1

2.     BASIC TERMS                                         1
       a.    Purchase of Products                          1
       b.    Optional Purchasing Arrangement               1
       c.     Market Competitive Terms                     2
       d.    Changes in Contract Prices                    2
       e.    Notification of Changes in Pricing
Terms     2

3.             TERM AND
TERMINATION...................2
          a.    Term                                       2
          b.                         Termination by
Novation     3
          c.                         Termination by
Supplier     3
4.        PRODUCT SUPPLY........................3
          a.   Delivery and
Invoicing.....................3
          b.
Purchase Orders
3
          c.Product Fill Rates; Confirmation and
Delivery Times 3
          d.
Bundled Terms
3
          e.Discontinuation of Products; Changes in
Packaging
4
          f.                     Replacement or New
Products
4
          g.                                 Member
Services
4
          h.                                Product
Deletion
4
          i.                              Return of
Products
5
          j.                               Failure
to Supply
5

5.       PRODUCT QUALITY......................5
         a.    Free From
Defects......................5
         b.     Product
Compliance......................5
         c.                               Patent
Infringement 6
        d.
Product Condition 6
        e.                                 Recall
of Products 6
        f.
Shelf Life 6



6.      CENTURY COMPLIANCE.....................6
  a.       Definitions..........................6
        b.
Representations 7
        c.      Remedies
       7 d.
       Noncompliance Notice
8
       e.
Survival 8

7.           REPORTS AND ELECTRONIC DATA
INTERCHANGE.........8
       a. Report Content
       8 b. Report Format and Delivery
       8 c. Electronic Data Interchange
       9

8.          OBLIGATIONS OF
NOVATION...................9
       a.       Information to
       Members.....................9 b.
       Marketing Services......................9

9.    MARKETING FEES9
      a.
Calculation..........................9
      b.       Payment...........................9

10.       ADMINISTRATIVE PENALTIES
10

11.       NONPAYMENT OR INSOLVENCY OF A MEMBER
11

12.      INSURANCE                                         11
            a.     Policy Requirements                     11
            b.    Self-Insurance                           11
            c.    Amendments, Notices and

Endorsements            11

13.      COMPLIANCE WITH LAW                            ..11

14       HOLD HARMLESS                                    12

15.      BOOKS AND RECORDS; FACILITIES INSPECTIONS        12

16.      USE OF NAMES, ETC                                12

17.      CONFIDENTIAL INFORMATION                         13
            a.    Nondisclosure                           13
            b.    Definition                              13

18.   MISCELLANEOUS......................... 13
       a.    Choice of Law
 ........................13
       b.     Not
Responsible.........................13
       c.     Third Party
Beneficiaries.................... 13
       d.    Notices.............................
14
       e.    No
Assignment......................... 14
       f.
Severability............................ 14
       g.    Entire
Agreement......................... 14

                          NOVATION, LLC

                       SUPPLIER AGREEMENT





1.   INTRODUCTION.





     a.     Purchasing  0pportunities  for  Members.
Novation,   LLC
("Novation")   is   engaged  in  providing  purchasing
opportunities with   respect   to   high   quality
products   and         services    to
participating   health  care  providers  ("Members").
Members   are
entitled   to   participate  in  Novation's  programs
through   their membership  or  other  participatory
status in any  of  the  following client    organizations:
VHA    Inc.,    University
HealthSystem
Consortium,   and   HealthCare  Purchasing   Partners
International,
LLC  (collectively,  "Clients").  A  current  listing  of
Members  is maintained  by  Novation  in  the  electronic
database  included   as part  of  the  electronic  data
interchange  described  in  Subsection 7.c   below
("Novation  Database").   A  provider  will   become   a
"Member"   for  purposes  of  this  Agreement  at  the
time  Novation adds  the  provider  to the Novation
Database and will cease to be a "Member" for such purposes at the time Novation deletes the provider from the Novation Database.


     b.     Supplier.    Supplier  is  the  manufacturer
of  products
listed  on  Exhibit  A  (the  provider of installation,
training  and maintenance  services  for such products,
and  the  provider  of  any other   services   listed   on
Exhibit  A   (such   products   and/or services are
collectively referred to herein as "Products").


     c.   Contract Prices; Non-Price Specifications;
Special Conditions.  A description of the Products  and
pricing therefor ("Contract Prices") is attached hereto as
Exhibit A, the other specifications are attached hereto as
Exhibit B ("Non-Price
Specifications"), and any Special Conditions are
attached hereto as Exhibit C ("Special Conditions").
2.        BASIC TERMS.
a.     Purchase of Products.   Novation and Supplier
                       hereby
agree that Supplier will make the Products available for purchase by the Members at the Contract Prices in accordance with the terms of this Agreement;
provided, however, that this Agreement will not constitute a commitment by any person to purchase any of the Products.

       b.       Optional   Purchasing  Arrangement.
Novation   and
Supplier   agree   that  each  Member  will   have   the   option   of
purchasing the Products  under  the terms of this
Agreement or
under  the  terms  of  any  other purchasing  or  pricing
arrangement that     may  exist  between  such  Member
and  Supplier  at    any  time
during  the  Term;  provided, however, that all  of
Supplier's  sales of  the  Products  to  Members, whether
under the  pricing  and  other terms   of     this
Agreement  or  otherwise,  will  be   reported   by
Supplier  to  Novation in accordance with Section  7
below       and  will
be  included  in  the  aggregate dollar volume of
purchases    used  in
calculating  the  Marketing  Fees payable to  Novation  in
accordance with  Section  9  below.   If  any Member uses
any  other  purchasing or         pricing     arrangement
with  Supplier  when ordering                 products
covered  by  any  contract  between Supplier  and
Novation,    Supplier
will   notify  such  Member  of  the  pricing  and  other
significant
terms of the applicable Novation contract.

     c.     Market  Competitive  Terms.    Supplier
agrees      that  the
prices,  quality,  value  and technology  of  all
Products     purchased
under  this  Agreement  will remain market competitive  at
all  times during   the           Term        Supplier
agrees  to  provide   prompt               written
notice  to  Novation  of  all offers for  the  sale  of
the  Products
made   by   Supplier  during  the  Term  on  terms   that   are  more
favorable   to   the  offeree  than  the  terms  of  this   Agreement.
Supplier  will  lower  the Contract Prices or  increase
any  discount
applicable   to  the  purchase  of  the  Products  as
necessary   to
assure  market  competitiveness.  If  at  any  time
during      the  Term
Novation   receives  information  from  any  source
suggesting  that
Supplier's  prices,  quality,  value  or  technology  are
not  market competitive,  Novation   may   provide written   notice
of  such
information   to  Supplier,  and  Supplier  will,  within   five   (5)
business  days  for  Novation's  private  label  Products
and  within ten  (10)  business  days  for  all other
Products,  advise    Novation
in writing of and fully implement all adjustments necessary to assure market competitiveness.

     d.      Changes   in   Contract   Prices.   Unless   otherwise
expressly  agreed  in  any  exhibit to this  Agreement,
the  Contract
Prices   will  not  be  increased  and  any  discount
will        not   be
eliminated   or  reduced  during  the  Term.   In
addition       to   any
changes   made   to  assure  market  competitiveness,
Supplier   may lower  the  Contract  Prices or increase
any discount applicable to the purchase of the Products at any time.

     e.     Notification  of  Changes  in  Pricing  Terms.  Supplier
will   provide  all   Members  with  not  less  than
forty-five  (45)
days'   prior  written  notice  and  Novation  with  not   less  than
sixty  (60)  days'  prior  written notice of  any  change
in  pricing terms  permitted  or  required by this
Agreement.   For  purposes  of the   foregoing
notification  requirements,  a  change   in     pricing
terms  will  mean  any  change that affects  the
delivered    price  to
the   Member,   including,  without  limitation,   changes   in  list
prices,   discounts  or  pricing  tiers  or  schedules.
Such   prior
written   notice  will  be  provided  in  such  format
and  in   such detail  as  may  be  required  by Novation
from  time  to  time,  and will  include,  at  a  minimum,
sufficient  information  to  determine line item pricing
of the Products for all affected Members.
3.   TERM AND TERMINATION.
     a.     Term.    This  Agreement  will  be  effective
as  of  the
effective   date   set   forth   in   Exhibit   D
attached      hereto
("Effective  Date"),  and,  unless sooner  terminated,
will   continue
in  full  force  and  effect for the initial term  set
forth  in  the Non-Price  Specifications  and for any
renewal  terms  set  forth  in the   Non-Price
Specifications  by  Novation's  delivery  of  written
notice  of  renewal  to Supplier not less than  ten  (10)
days  prior to   the end of  the  initial  term  or  any
renewal   term,    as
applicable.   The  initial  term, together  with  the
renewal terms, if any, are collectively referred to herein as the "Term."

       b.   Termination  by  Novation.   Novation may
terminate  this
Agreement  at  any  time  for  any  reason  whatsoever  by
delivering not  less  than  ninety  (90) days' prior
written  notice  thereof  to Supplier.           In
addition,  Novation  may  terminate  this       Agreement
immediately   by  delivering  written  notice  thereof
to         Supplier
upon the occurrence of either of the following events:

     (1)  Supplier breaches this Agreement; or

     (2)    Supplier  becomes  bankrupt  or  insolvent  or
makes      an
     unauthorized    assignment   or   goes   into
liquidation      or
     proceedings   are  initiated  for  the  purpose   of
     having   a receiving  order  or  winding  up order
     made against Supplier, or Supplier applies to the courts for protection from its creditors.

     c.     Termination   by  Supplier.     Supplier   may   terminate
this   Agreement   at   any  time  for  any   reason
whatsoever  by
delivering  not  less  than  one  hundred  eighty  (180)
days'  prior written notice thereof to Novation.


4.   PRODUCT SUPPLY.

       a.   Delivery  and  Invoicing.   On  and  after
the  Effective
Date,  Supplier  agrees  to deliver Products ordered  by
the  Members to  the  Members,  FOB  destination, and
will  direct  it's   invoices
to   the   Members  in  accordance  with  this  Agreement.    Supplier
agrees  to  prepay  and  absorb  charges,  if  any,  for
transporting Products  to  the  Members.  Payment terms
are  2%-10,  Net  30  days. Supplier            will
make   whatever   arrangements   are            reasonably
necessary   with  the  Members  to  implement  the   terms   of   this
Agreement;   provided,  however,  Supplier   will   not
impose any
purchasing   commitment  on  any  Member  as  a
condition        to  the
Member's purchase of any Products pursuant to this Agreement.

     b.     Purchase   Orders.   This  Agreement   will
govern all
orders  for  and  sales  of  the  Products  by  and  to
the    Members,
notwithstanding   any   pre-printed   terms   on
Supplier's   forms;
provided,  however,  the  terms of the usual purchase
orders  of  the Members  will  supersede  this Agreement
in  the  event  of   conflict
or inconsistency.

     c.     Product  Fill  Rates;  Confirmation  and
Delivery  Times.
Supplier   agrees  to  provide  product  fill  rates  to
Members     of
greater  than  ninety-five  percent (95%),  calculated  as
line  item orders. Supplier   will  provide  confirmation
of   orders   from
Members   via   the   electronic   data   interchange
described    in
Subsection   7.c   below   within  two  (2)   business
days   after
placement of the order and will deliver the Products to the
Members within ten (10) business days after placement of the order.

     d.     Bundled   Terms.       Supplier  agrees  to
give Novation
prior  written  notice  of  any offer Supplier  makes  to
any  Member
to   sell  products  that  are  not  covered  by  this
Agreement    in
conjunction   with   Products  covered  by   this
Agreement   under
circumstances where the Member has no real economic choice other than to accept such bundled terms.

     e.   Discontinuation of Products; Changes in
Packaging.
          Supplier will have no
unilateral  right  to  discontinue any of  the  Products
or  to  make
any   changes   in  packaging  which  render  any  of
the Products
substantially    different   in   use,  function       or
distribution.
Supplier  may  request  Novation in writing to  agree  to
a  proposed
discontinuation   of   any   Products  or    a   proposed
change      in
packaging  for  any  Products  at least  ninety  (90)
days  prior  to
the   proposed  implementation  of  the  discontinuation
or   change.
Under   no   circumstances   will  any  Product
discontinuation    or
packaging   changes   be  permitted  under  this
Agreement   without
Novation's  agreement  to  the  discontinuation  or
change.   In  the
event   Supplier   implements      such   proposed
discontinuation    or
change   without   Novation's  agreement  thereto      in
writing,    in
addition   to   any  other  rights  and  remedies
Novation or  the
Members  may  have  by  reason  of  such  discontinuation
or  change,
(i)  Novation  will  have the right to terminate any  or
all  of  the
Product(s)   subject  to  such  discontinuation  or
change    or   to
terminate   this   Agreement   in  its  entirety
immediately upon
becoming   aware  of  the  discontinuation  or  change  or
any time
thereafter   by  delivering  written  notice  thereof
to   Supplier;
(ii)   the   Members   may  purchase  products
equivalent  to  the
discontinued  or  changed  Products from other  sources
and  Supplier
will  be  liable  to the Members for all reasonable  costs
in  excess of  the  Contract  Prices  plus  any  other
damages  which  they  may incur;  and  (iii)      Supplier
will  be  liable  to  Novation  and  the
Clients   for  any  loss  of  Marketing  Fees  resulting
from such
unacceptable   discontinuation  or  change  plus  any
other     damages
which they may incur.

     f.              Replacement  or  New  Products.
Supplier  will
have  no  unilateral  right  to replace any  of  the
Products  listed
in  Exhibit  A  with  other products or to add new
products  to  this
Agreement.   Supplier  may  request  Novation  in  writing
to   agree
to  a  replacement  of  any  of the Products  or  the
addition  of  a
new  product  that  is  closely related  by  function  or
use  to   an
existing  Product  at  least sixty (60) days  prior  to
the  proposed
implementation   of   the   replacement  or   to       the
new  product
introduction.     Under   no   circumstances      will
any  Product
replacement   or   new   product  addition  to
this     Agreement   be
permitted   without  Novation's  agreement  to  the
replacement   or
new product.

    g.   Member Services.  Supplier will consult with each
         Member to identify the
Member's    policies   relating   to   access   to
facilities   and
personnel.   Supplier  will  comply  with  such  policies
and will
establish   a   specific   timetable  for    sales
calls   by   sales
representatives  to  satisfy  the  needs  of  the  Member.
Supplier
will   promptly   respond   to  Members'   reasonable
requests  for
verification  of  purchase  history.   If  requested  by
Novation  or
any Members, Supplier will provide, at Supplier's cost, on-site inservice training to Members' personnel for pertinent
Products.

     h.     Product   Deletion.   Notwithstanding
anything   to   the
contrary  contained  in  this  Agreement,  Novation  may
delete   any
one  or  more  of  the Products from this Agreement at
any  time,  at
will   and  without  cause,  upon  not  less  than  sixty
(60)  days' prior written notice to Supplier.

     i.    Return  of  Products.    Any Member,  in
addition   to  and
not  in  limitation  of  any  other rights  and  remedies,
will  have the   right  to  return  Products  to  Supplier
under    any     of the
following  circumstances:  (1)  the  Product  is  ordered
or    shipped
in  error;  (2)  the  Product is no longer needed by  the
Member  due
to  deletion  from  its  standard supply  list  or
changes  in  usage patterns,  provided  the  Product  is
returned  at  least   six (6)
months   prior  to  its  expiration  date  and  is  in
a  re-saleable
condition;  (3)  the  Product is received  outdated  or
is  otherwise
unusable;  (4)  the  Product  is received  damaged,  or
is  defective
or   nonconforming;   (5)  the  Product  is  one   which
a        product
manufacturer  or  supplier  specifically  authorizes  for
return;  or (6)  the  Product  is  recalled.   Supplier
agrees  to  accept  the
return of Products under these circumstances without charge and for full credit.

      j.    Failure  to  Supply.  In the event of
Supplier's  failure
to  perform  in  accordance  with the terms  of  this
Agreement,  the
Member   may  purchase  products  equivalent  to  the
Products   from
other  sources  and  Supplier will be liable to  the
Member  for  all reasonable  costs  in  excess of the
Contract Prices  plus  any  other damages  which  they
may incur.  In such event,  Supplier  will  also
be  liable  to  Novation  and the Clients for any  loss
of  Marketing
Fees  resulting  from  such  failure  plus  any  other
damages  which
they  may  incur.   The  remedies set forth  in  this
Subsection  are
in   addition   to  any  other  rights  and  remedies
Novation,  the
Clients or the Members may have resulting from such failure.


5.   PRODUCT QUALITY.

     a.     Free   From  Defects.    Supplier  warrants
the  Products
against   defects  in  material,  workmanship  and  design
for  the
warranty   period   set   forth   in  the   Non-Price
Specifications
("Warranty    Period").    Supplier   will    make     all
necessary
arrangements  to  assign  such  warranty  to  the
Members.   Supplier
further  represents  and  warrants  that  the  Products
will  conform
to   the   specifications,   drawings,  and   samples
furnished   by
Supplier  or  contained  in  the  Non-Price
Specifications  and  will be  safe  for  their
intended  use.  If any  Products        are  defective
and  a  claim  is  made by a Member on account of such
defect  during
the  Warranty  Period,  Supplier will, at the option  of
the   Member,
either   replace  the  defective  Products  or  credit
the      Member.
Supplier   will  bear  all  costs  of  returning  and
replacing  the
defective  Products,  as well as all risk of loss  or
damage     to  the
defective   Products  from  and  after  the  time   they
leave the
physical  possession  of  the  Member.  The  warranties
contained  in
this    Subsection    will    survive   any   inspection,
delivery,
acceptance  or  payment  by a Member.  In addition,  if
there  is  at
any   time  wide-spread  failure  of  the  Products  even
after the
Warranty   Period   has  ended,  the  Member  may  return
all   said
Products   for   credit   or  replacement,  at   its
option.    This
Subsection  and  the  obligations contained herein  will
survive  the
expiration   or   earlier   termination  of   this
Agreement. The
remedies  set  forth  in this Subsection are in addition
to  and  not
a   limitation  on  any  other  rights  or  remedies
that  may   be
available against Supplier.

b.    Product  Compliance.     Supplier  represents  and
warrants  to
Novation,  the  Clients  and the Members that  the
Products  are,     if
required,   registered,  and  will  not  be   distributed,
sold      or
priced  by  Supplier  in  violation of any  federal,
state  or  local
law.   Supplier  represents  and warrants  that  as  of
the      date    of
delivery  to  the  Members all Products will  not  be
adulterated   or
misbranded  within  the  meaning  of  the  Federal  Food,
Drug     and
Cosmetic  Act  and  will  not violate or  cause  a
violation  of  any
applicable  law,  ordinance,  rule,  regulation  or
order.     Supplier
agrees   it   will  comply  with  all  applicable  Good
Manufacturing
Practices  and  Standards  contained in  21  C.F.R.  Parts
21O,  211,
225,  226,  600,  606,  610,  640,  660,  680,  and  820.
Supplier's
representations,   warranties  and  agreements  in
this Subsection
will   survive   the  expiration  or  earlier  termination
of   this
Agreement.

     c.      Patent   Infringement.       Supplier
represents  and
warrants  that  sale  or  use of the Products will  not
infringe  any United  States  patent.  Supplier will, at
its  own  expense,  defend
every  suit  which  will  be  brought against  Novation
or  a  Member for  any  alleged  infringement of any
patent by reason  of  the  sale or  use  of  the  Products
and  will  pay  all   costs,  damages  and
profits  recoverable  in  any  such suit.   This
Subsection  and  the
obligations   contained  herein  will  survive   the
expiration    or
earlier  termination  of  this  Agreement.   The  remedies
set  forth
in  this  Subsection  are  in addition to  and  not  a
limitation  on
any   other   rights  or  remedies  that  may  be
available   against
Supplier.

     d.     Product  Condition.     Unless  otherwise
stated    in  the
Non-Price  Specifications  or  unless  agreed  upon  by  a
Member    in
connection  with  Products it may order, all  Products
will     be  new.
Products   which  are  demonstrators,  used,  obsolete,
seconds,   or
which   have  been  discontinued  are  unacceptable
unless  otherwise specified       in  the  Non-Price
Specifications  or  the  Member     accepts
delivery   after   receiving  notice   of   the
condition   of     the
Products.

     e.     Recall   of   Products.    Supplier  will
reimburse  the
Members   for   any  cost  associated  with  any  Product
corrective
action,  withdrawal  or  recall  requested  by  Supplier
or       required
by  any  governmental  entity.  In the event a  product
recall  or  a court   action   impacting  supply  occurs,
Supplier will     notify
Novation  in  writing  within  twenty-four  (24)  hours
of  any  such
recall   or   action.   Supplier's  obligations  in  this
Subsection
will   survive   the  expiration  or  earlier  termination
of   this
Agreement.


     f.    Shelf  Life.    Sterile Products and  other
Products  with
a  limited  shelf  life  sold  under  this  Agreement
will  have  the
longest  possible  shelf  life  and  the  latest  possible
expiration
dates.   Unless  required  by  stability  considerations,
there  will
not   be   less  than  a  eighteen  (18)  month  interval
between    a
Product's  date  of  delivery  by  Supplier  to  the
Member    and  its
expiration date.

6.   CENTURY COMPLIANCE.

     a.        Definitions.   For purposes of this
Section, the
following terms have the respective meanings given below:

          (1)     "Systems"  means  any of the  Products,
systems   of
     distribution  for  Products  and  Product
manufacturing    systems
     that  consist  of  or  include  any computer
software,  computer
     firmware,   computer   hardware  (whether  general
or        special
     purpose),  documentation,  data, and  other  similar
or       related
     items   of   the   automated,   computerized,
and/or   software
     systems   that   are   provided  by  or   through
Supplier   or
     utilized  to  manufacture  or distribute  the
     Products  provided by  or  through  Supplier
     pursuant to  this  Agreement,  or  any component
     part  thereof,  and  any  services  provided    by
     or
     through Supplier in connection therewith.

           (2)     "Calendar-Related"  refers  to  date
values  based
     on  the  "Gregorian  calendar" (as defined  in  the
     Encyclopedia Britannica,  15th  edition,  1982, page
     602)  and  to  all  uses in   any  manner   of  those
     date  values,  including   without
     limitation      manipulations,     calculations,
conversions,
     comparisons, and presentations.

          (3)      "Century  Noncompliance"  means  any
aspects   of
     the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.


     b.        Representations.   Supplier warrants,
represents
and agrees that the Systems
satisfy the following requirements:

          (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect
     data, and will not produce incorrect results.

          (2)    In   connection   with   providing
Calendar-Related
     data   to   and  accepting  Calendar-Related  data
     from   other automated,  computerized,  and/or
     software  systems  and   users via   user     interfaces,
     electronic   interfaces,   and   data
     storage,  the  Systems  represent  dates  without
     ambiguity   as to century.

          (3)   The  year  component  of  Calendar-Related
data  that
     is  provided  by  the  Systems to or  that  is
     accepted  by  the Systems  from  other  automated,
     computerized,  and/or  software systems         and
     user  interfaces,  electronic        interfaces,
     and
     data   storage  is  represented  in  a  four-digit
     CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century
     (e.g., 1996 or 2003).

          (4)    Supplier  has  verified  through  testing
that   the
     Systems    satisfy   the   requirements   of   this    Subsection
     including,   without  limitation,  testing   of
each   of   the
     following  specific  dates  and  the  transition  to   and   from
     each    such   date:   December3l,   1998;   January   1,   1999;
     September  9,  1999;  September  10,  1999;  December
     31,  1999; January   1,  2000;  February  28,  2000;
     February   29,   2000;
     March   1,   2000;   December  3  1,  2000;  January   1,   2001;
     December 31, 2004; and January 1, 2005.

     c.    Remedies.    In  the  event  of any  Century
Noncompliance
in  the  Systems  in  any respect, in addition to any
other  remedies that  may  be  available  to Novation or
the Members,  Supplier  will, at          no         cost
to  the  Members,  promptly  under  the  circumstances
(but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

     d.     Noncompliance  Notice.   In  the  event
Supplier  becomes
aware  of  (i.)  any  possible  or  actual  Century
Noncompliance  in the  Systems  or  (ii)  any
international, governmental,  industrial,
or   other   standard   (proposed  or  adopted)  regarding
Calendar-
Related    data   and/or   processing,   or   Supplier
begins any
significant  effort  to  conform the Systems  to  any
such  standard, Supplier   will  promptly  provide  the
Members  with  all   relevant information  in  writing
and will timely provide the Members with updates to such information. Supplier will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members, with respect to (i.) any possible or actual Century
Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Supplier.

     e.   Survival.    Supplier's representations,
warranties
and agreements in this Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.


7.   REPORTS AND ELECTRONIC DATA INTERCHANGE.

     a.    Report  Content.   Within twenty (20) days
after  the  end
of   each   full  and  partial  month  during  the  Term
("Reporting
Month"), Supplier will submit to Novation a report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation:


          (1)      the name of Supplier, the Reporting
Month and
 year and the Agreement number (as provided to Supplier by Novation);


    (2)  with respect to each Member (described by LIC
          number (as provided to
     Supplier    by    Novation),   health   industry
number (if
     applicable),  full  name,  street  address,  city,
state, zip
     code  and,  if  applicable,  tier  and  committed
status),  the
     number  of  units  sold  and the amount of  net
     sales  for  each Product  on  a  line item basis, and
     the sum  of  net  sales  and the  associated
     Marketing  Fees for all  Products  purchased  by such
     Member  directly  or indirectly from  Supplier
     during  the Reporting  Month,  whether  under the
     pricing  and  other  terms of
     this Agreement   or  under  the   terms   of   any
     other
     purchasing  or  pricing  arrangements  that  may
     exist   between the Member and Supplier.

          (3)       the sum of the net sales and the
associated
Marketing Fees for all
 Products sold to all Members during the Reporting Month;
and

          (4)      such additional information as Novation
may
reasonably request from
     time to time.

     b.     Report Format and Delivery.   The reports
required by
       this Section will be
submitted electronically in Excel Version 7 or Access
Version 7 and in accordance with other specifications established by Novation from time to time and will be delivered to:

          Novation
          Attn: SRIS Operations
          220 East Las Colinas Boulevard
          Irving, TX 75039
     c.     Electronic   Data   Interchange.  In  addition
to        the
reporting   requirements  set  forth  in  Subsections  7.a
and       7.b
above,   the  parties  agree  to  facilitate  the
administration   of
this     Agreement     by    transmitting    and
receiving  data
electronically.   The  parties  agree  to  all
terms  and  conditions
set forth in Exhibit E attached hereto.

8.   OBLIGATIONS OF NOVATION.

     a.    Information  to  Members.   After  the
execution  of  this
Agreement,   Novation,   in  conjunction  with
the  Clients,  will
deliver  a  summary  of the purchasing arrangements
covered  by  this
Agreement  to  each  Member  and will,  from  time  to
time,  at  the request of  Supplier,  deliver  to  each
Member   reasonable    and
appropriate amounts and types of materials supplied by Supplier to Novation which relate to the purchase of the Products.

     b.     Marketing   Services.    Novation,         in
conjunction with
the  Clients,  will  market  the purchasing  arrangements
covered    by
this  Agreement  to  the  Members.   Such  promotional
services   may
include,   as  appropriate,  the  use  of  direct  mail,
contact     by
Novation's  field  service  delivery team,  member
support  services,
and   regional   and   national   meetings   and
conferences.    As
appropriate,   Novation,  in  conjunction  with  the
Clients,  will
involve   Supplier  in  these  promotional  activities
by        inviting
Supplier   to   participate   in   meetings   and
other   reasonable
networking activities with Members.

9.   MARKETING FEES.

               a.         Calculation.     Supplier   will
pay        to
Novation,  as  the  authorized  collection  agent  for
the       Clients,
marketing  fees  ("Marketing Fees") belonging     to  the
Clients  equal
to  the  Agreed  Percentage  of the aggregate     gross
charges  of  all
net  sales  of  the  Products to the Members  directly  or
indirectly
from  Supplier,  whether under the pricing and
other  terms  of  this
Agreement  or  under  the  terms of any other
purchasing  or  pricing
arrangements  that  may  exist  between  the  Members  and
Supplier.
Such  gross  charges  will  be determined without  any
deduction  for
uncollected  accounts  or  for  costs  incurred  in  the
manufacture,
provision,   sale   or   distribution  of  the
Products,   and will
include,   but   not  be  limited  to,  charges  for  the
sales       of
products,    the    provision    of   installation,
training   and
maintenance  services,  and  the  provision  of  any
other      services
listed  on  Exhibit  A. The "Agreed Percentage"  will  be
defined    in
the Non-Price Specifications.

     b.     Payment.   On  or  about  the  Effective
Date,      Novation
will   advise  Supplier  in  writing  of  the     amount
determined   by
Novation   to   be   Supplier's  monthly  estimated
Marketing   Fees.
Thereafter,  Supplier's  monthly  estimated  Marketing
Fees  may   be
adjusted   from  time  to  time  upon  written
notice  from  Novation
based  on  actual  purchase  data.  No later  than  the
tenth  (10th) day   of  each  month,  Supplier  will
remit      the  monthly  estimated
Marketing  Fees  for  such month to Novation.     Such
payment  will   be
adjusted   to   reflect   the  reconciliation
between   the   actual
Marketing  Fees  payable  for  the immediately
preceding  month  with
the  estimated  Marketing  Fees actually paid     during
such  preceding
month.   Supplier  will  pay  all  estimated  and
adjusted  Marketing Fees  by  check        made payable to
"Novation, LLC."  All  checks  should
reference  the  Agreement  number.  Supplier  will
include  with  its
check   the   reconciliation   calculation   used      by
Supplier    to
determine   the  payment  adjustment,  with  separate
amounts   shown
for each Client's component thereof Checks sent by first class mail will be mailed to the following address:
          Novation
          75 Remittance Dr., Suite 1420
          Chicago, IL 60675-1420


Checks sent by courier (Federal Express, United Parcel
Service
or messenger) will be addressed as follows:



          The Northern Trust Company
          801 S. Canal St.
          4th Floor Receipt & Dispatch
          Chicago, IL 60607
          Attn:     Novation, Suite 1420


10.   ADMINISTRATIVE  PENALTIES.   In  the  event
Supplier  fails  to pay  the  Marketing  Fees  in
accordance  with  the  requirements  of Section  9  above,
Novation may invoice Supplier  for  the  Marketing Fees
estimated  by  Novation  to be  due,  payable  within  ten
(10) days   of   the  date  of  such  invoice. Invoice  by
Novation  or
payment   by  Supplier  will  not  relieve  Supplier  of
its  payment
obligations  under  Section  9.  In addition,  upon  the
occasion  of the  first  failure  to  receive Marketing
Fees,  to  receive  reports described  in  Section  7
above, or to receive  notice  of  change  in pricing
terms  described  in  Subsection        2.e  above,  in
each  case
within  the  time  and  manner required by  this
Agreement,  Supplier will   receive   a written  warning.
Upon  the  second   and   any
subsequent  failure  to  provide  such  Marketing  Fees,
reports   or
notices,   Supplier   will   pay   an   administrative
penalty   in
accordance with the following schedule:



          2nd failure:                  $     500.00
          3rd failure:                  $  1,000.00
          4th failure:                  $  2,500.00
          5th failure:                  $  5,000.00
          6th & each subsequent failure:
$10,000.00
Novation's   assessment  of  administrative  penalties  in
accordance
with  this  Section  will  be in addition  to  any  other
rights  and remedies   Novation             or   the
Clients  may have   by   reason         of
Supplier's   failure  to  pay  the  Marketing  Fees  or
provide   the
reports or notices within the time and manner required by this Agreement.

11.   NONPAYMENT  OR  INSOLVENCY OF A MEMBER.  If a
Member  fails  to pay  Supplier  for  Products,  or if  a
Member  becomes  bankrupt  or insolvent  or  makes  an
assignment for the benefit  of  creditors  or goes  into
liquidation,  or  if proceedings  are  initiated  for  the
purpose  of  having  a  receiving  order  or  winding  up
order  made against  a  Member,  or  if  a  Member
applies  to  the  courts   for protection      from  its
creditors,  then,  in  any  such  case,   this
Agreement  will  not  terminate, but Supplier  will  have
the  right, upon   prior   written  notice  to  Novation
and   the Member,    to
discontinue selling Products to that Member.


12.  INSURANCE.

     a.    Policy  Requirements.   Supplier  will
maintain  and  keep
in   force   during  the  Term  product  liability,
general   public
liability   and  property  damage  insurance  against  any   insurable
claim  or  claims  which  might  or  could  arise
regarding  Products purchased  by  the  Members  from
Supplier.  Such  insurance    will
contain  a  minimum  combined single limit  of  liability
for  bodily injury   and  property  damage  in  the
amounts  of  not  less        than
$2,000,000  per  occurrence and $10,000,000  in  the
aggregate;  will name  Novation,  the  Clients  and the
Members,  as  their  interests may              appear,
as   additional  insureds,   and                will
contain   an
endorsement  providing  that  the carrier  will  provide
directly  to all     named   insured   copies  of  all
notices    and   endorsements.
Supplier   will  provide  to  Novation,  within  fifteen
(15) days
after   Novation's   request,  an  insurance  certificate
indicating
the  foregoing  coverage,  issued by  an  insurance
company  licensed to do   business  in  the  relevant
states  and signed   by   an
authorized agent.

     b.      Self-Insurance.     Notwithstanding
anything   to   the
contrary  in  Subsection 12.a above, Supplier  may
maintain  a  selfinsurance  program  for  all or any part
of  the  foregoing  liability risks,            provided
such  self-insurance  policy   in   all          material
respects   complies   with   the  requirements
applicable  to   the
product  liability,  general  public  liability  and
property  damage insurance  set  forth  in  Subsection
12.a.  Supplier  will   provide Novation,  within  fifteen
(15) days after  Novation's  request:  (1) the  self-
insurance  policy;  (2) the name  of  the  company
managing the         self-insurance  program  and
providing  reinsurance,  if   any;
(3) the most recent annual reports
on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

     c.     Amendments,  Notices  and  Endorsements.
Supplier  will
not  amend,  in  any material respect that affects  the
interests  of Novation,        the   Clients   or   the
Members,   or    terminate    said
liability   insurance   or   self-insurance   program
except   after
thirty   (30)  days'  prior  written  notice  to  Novation
and  will
provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13.   COMPLIANCE  WITH  LAW.  Supplier represents  and
warrants  that
to   the  best  of  its  knowledge,  after  due  inquiry,
it  is   in
compliance  with  all  federal and state  statutes,  laws,
ordinances and       regulations  applicable  to  it
("Legal  Requirements")   which
are  material  to  the operation of its business and  the
conduct  of its      affairs, including  Legal
Requirements  pertaining       to   the
safety    of   the   Products,   occupational   health
and   safety,
environmental    protection,   nondiscrimination,
antitrust,  and
equal employment opportunity.  During the Term, Supplier will:   (1)
promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from the U.S. Food and Drug Administration ("FDA") and all written results of FDA inspections which pertain to the Products.



14.    HOLD   HARMLESS.   Supplier  will  indemnify,  hold   harmless,
and,  if  requested,  defend Novation, the Clients  and
the  Members, and             their   respective
officers,   directors,   regents,   agents,
affiliates    and   employees,   from   and   against
any    claims,
liabilities,   damages,   actions,  costs  and   expenses
(including
reasonable   attorneys'  fees  and  court  costs)  of  any   kind   or
nature,  whether  at  law  or in equity, arising  from  or
caused  by
(1)   the   breach  of  any  representation,  warranty,
covenant   or
agreement  of  Supplier  contained  in  this  Agreement,
or  (2)  the condition  of  any  Product at the time of
its delivery   to  a  Member
pursuant   to   this  Agreement,  including  a  defect  in
material,
workmanship   or   design,  whether  such  breach  or
condition  is
caused  by  the  negligence  of  any  person  seeking
indemnification
hereunder  or  otherwise;  provided that  such
indemnification,  hold harmless  and  right  to  defense
will not  be  applicable  where  the claim,  liability,
damage,    action, cost  or  expense  arises  solely
as  a  result  of  an act or failure to act of the person
seeking  to be indemnified,  held   harmless  or  defended
hereunder.    This
Section  and  the  obligations  contained  herein  will
survive   the
expiration   or   earlier   termination  of   this
Agreement. The
remedies  set  forth  in this Section are in addition  to
and  not  a limitation     on  any  other rights or
remedies that  may  be  available
against Supplier.

15.   BOOKS  AND  RECORDS;  FACILITIES INSPECTIONS.
Supplier  agrees
to   keep,  maintain  and  preserve  complete,  current
and  accurate
books,  records  and  accounts  of the  transactions
contemplated  by this  Agreement  and  such  additional
books,  records     and  accounts
as  are  necessary  to  establish  and  verify  Supplier's
compliance with  this    Agreement.     All  such books,
records  and  accounts  will
be    available    for    inspection    and    audit
by    Novation
representatives  at  any  time  during  the  Term  and
for  two  (2)
years  thereafter,  but  only  during reasonable  business
hours  and upon  reasonable  notice.     Novation agrees
that  its  routine  audits
will   not   be   conducted  more  frequently  than
twice     in  any
consecutive   twelve   (12)  month  period,  subject   to
Novation's
right   to  conduct  special  audits  whenever  it  deems
it  to     be
necessary.    In   addition,  Supplier  will  make  its
manufacturing
and  packaging  facilities  available  for  inspection
from  time  to time   during   the  Term  by  Novation
representatives,   but   only during   reasonable
business  hours  and  upon  reasonable   notice.
The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16.   USE  OF  NAMES, ETC.  Supplier agrees that it will
not  use  in
any    way    in   its   promotional,   informational
or   marketing
activities   or   materials   (i.)  the  names,
trademarks,   logos,
symbols   or   a   description  of  the  business  or
activities  of
Novation  or  any  Client  or Member without in  each
instance  first obtaining  the  prior  written  consent
of  the  person  owning  the
rights   thereto;   or  (ii)  the  existence  or   content
of   this
Agreement   without  in  each  instance  first  obtaining
the   prior
written consent of Novation.


17.  CONFIDENTIAL INFORMATION.

     a.   Nondisclosure.   Supplier agrees that it will:

           (1)      keep  strictly  confidential  and
hold  in  trust
     all   confidential  information  of  Novation,  the
Clients  and
     the Members;

          (2)     not   use  the  confidential
information  for   any
     purpose  other  than  the performance of  its
     obligations  under this             Agreement,
     without   the  prior  written        consent  of
     Novation;

            (3)     not  disclose  the  confidential
information   to
     any third party (unless required by law) without the prior written consent of Novation; and

            (4)     not   later  than  thirty  (30)  days
after     the
     expiration or earlier termination of this Agreement, return to Novation, the Client or the Member, as the case may be, the confidential information.


     b.     Definition.  "Confidential  information",   as
used      in
Subsection  17.a  above,  will  consist of  all
information  relating
to   the   prices   and   usage   of  the  Products
(including at,
information   contained   in   the  reports   produced
by   Supplier
pursuant   to   Section   7  above)  and  all  documents
and   other
materials   of  Novation,  the  Clients  and  the  Members
containing
information  relating  to  the programs of Novation,  the
Clients  or the   Members  of  a  proprietary  or
sensitive  nature  not  readily available  through
sources  in  the  public  domain.             In  no
event
will Supplier provide to any person any information relating to the prices it charges the Members for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18.  MISCELLANEOUS.

     a.    Choice  of  Law.  This Agreement will be
governed  by  and
construed  in  accordance  with  the  internal
substantive  laws         of
the  State  of  Texas  and  the Texas courts  will  have
jurisdiction
over  all  matters  relating  to  this Agreement;
provided,  however, the  terms                     of  a
Member's purchase order will  be  governed  by  and
construed   in   accordance  with  the  choice  of   law
and   venue
provisions set forth in the purchase order.

     b.    Not  Responsible.     Novation and  the
Clients  will  not
be   responsible   or   liable  for  any  Member's
breach    of    any
purchasing commitment or for any other actions of any Member.
In addition, none of the Clients will be responsible or liable for the obligations of any party to this Agreement.

     c.     Third  Party  Beneficiaries.    All  Clients
and  Members
are  intended  third  party  beneficiaries  of  this
Agreement. All
terms  and  conditions  of  this Agreement  which  are
applicable  to
the  Clients  will  inure  to the benefit of  and  be
enforceable  by the   Clients  and  their  respective
successors  and  assigns. All
terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

     d.     Notices.     Except   as  otherwise
expressly provided
herein,   all   notices   or   other   communications
required   or
permitted  under  this  Agreement will  be  in  writing
and  will  be deemed   sufficient   when      mailed  by
United    States   mail,     or
delivered  in  person  against receipt to the party  to

which  it  is to be given, at the address of such party

set forth below:

     If to Supplier:

          To the address set forth on the signature page

of this Agreement

     If to Novation:




          Novation
          Attn:     Vice President, Contract Services
          220 East Las Colinas Blvd.
          Irving, TX 75039

or to such other address as the party will have furnished
in
writing in accordance with the provisions of this
Subsection.
     e.    No  Assignment.    No assignment of  all  or
any  part  of
this  Agreement  may  be  made without the prior  written
consent  of the  other  party;  except that Novation may
assign  its  rights  and obligations  to  any  affiliate
of Novation.  Any  assignment  of  all or  any  part  of
this  Agreement by either party  will  not  relieve that
party  of  the  responsibility  of  performing  its
obligations hereunder  to  the  extent  that such
obligations  are  not  satisfied in  full  by  the
assignee.   This Agreement  will  be  binding  upon and
inure to the benefit of the parties' respective successors and assigns.

     f.     Severability.   Whenever  possible,  each
provision   of
this  Agreement  will  be  interpreted in  such  a  manner
as  to  be effective  and  valid  under  applicable law,
but  if  any  provision of     this       Agreement
will  be  prohibited  by   or   invalid   under
applicable  law,  such  provision will be ineffective  to
the  extent of such         prohibition   or
invalidity  without   invalidating             the
remainder  of  such  provision  or the remaining
provisions  of  this Agreement.    Each  party  will,  at
its  own  expense,  take   such
action  as  is  reasonably  necessary  to  defend  the
validity   and
enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.




     g.     Entire  Agreement.   This  Agreement,
together  with  the
exhibits   listed  below  and  each  Member's  purchase
order   will
constitute  the  entire  agreement between each  Member
and  Supplier and  no  other  terms  and  conditions in
any  document,  acceptance, or    acknowledgment  will
be  effective  or  binding  upon  a  Member
unless  expressly  agreed  to  in  writing.   The
following  exhibits are incorporated by reference in this
Agreement:

Exhibit A  Product and Service Description and Pricing

Exhibit B  Non-Price Specifications

Exhibit C  Special Conditions

Exhibit D  Effective Date

Exhibit E  Electronic Data Interchange Agreement

[Other Exhibits listed, if any]

SUPPLIER:      Kinetic Concepts, Inc.

ADDRESS:       8023 Vantage Drive

               San Antonio, Texas 78230


SIGNATURE:     /S/ SCOTT S. BROOKS
               --------------------
TITLE:         Vice President, National Accounts  DATE: November 11, 1998


NOVATION, LLC

SIGNATURE:     /S/ MARK MKENNA
               ----------------
TITLE:         Senior Vice President, Operations  DATE: November 11, 1998